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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - August 23, 2004


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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


             BERMUDA                      001-31341             98-0416483
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
  incorporation or organization)                            Identification No.)

                  THE BELVEDERE BUILDING                            HM 08
                    69 PITTS BAY ROAD                            (Zip Code)
                    PEMBROKE, BERMUDA
         (Address of principal executive offices)


                                 (441) 295-7195
              (Registrant's telephone number, including area code)


                                       N/A
             (Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)
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      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

      [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

      [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      On August 23, 2004, Platinum Underwriters Holdings, Ltd. (the "Company") issued a press release reporting on the impact of Hurricane Charley. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit 99.1            Press release dated August 23, 2004.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLATINUM UNDERWRITERS HOLDINGS, LTD.


                                    By:  /s/ Michael E. Lombardozzi
                                         -----------------------------
                                         Michael E. Lombardozzi
                                         Executive Vice President,
                                         General Counsel and Secretary



Date:  August 23, 2004



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                                  Exhibit Index

Exhibit
Number                  Description
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
99.1                    Press release dated August 23, 2004.